Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED SEPTEMBER 30, 2020

S I T E

QUARTERLY FINANCIAL SUPPLEMENT THE PERIOD ENDED SEPTEMBER 30, 2020 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties, finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property and the ability to satisfy conditions of such terminations; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy and our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2020. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Conor Fennerty, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Third Quarter 2020 Operating Results

BEACHWOOD, OHIO, October 27, 2020/Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended September 30, 2020.

“We made continued progress in terms of store openings and collections in the third quarter and we are encouraged by improving leasing activity and volume,” commented David R. Lukes, President and Chief Executive Officer. “With the closing of the first of the two Blackstone joint venture transactions earlier this month, we added to our liquidity position and the Company remains well positioned with no material near-term maturities and no material capital commitments.”

Results for the Quarter

•

Third quarter net income attributable to common shareholders was $2.2 million, or $0.01 per diluted share, as compared to net income of $15.2 million, or $0.08 per diluted share, in the year-ago period. The period-over-period decrease in net income was primarily attributable to the impact of the COVID-19 pandemic partially offset by the change in the BRE preferred investment reserve.

•

Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $43.5 million, or $0.23 per diluted share, compared to $55.4 million, or $0.30 per diluted share, in the year-ago period.

Significant Third Quarter and Recent Activity

•

On October 15, 2020, an affiliate of Blackstone transferred its common equity interest in BRE DDR IV to the Company for consideration of $1.00 and the Company’s preferred investment in the BRE DDR IV joint venture was redeemed, thereby leaving the Company as the sole owner of (i) the seven properties owned by the BRE DDR IV joint venture, including Echelon Village Plaza and Larkin’s Corner, in which the Company did not previously have a material economic interest, and (ii) BRE DDR IV’s restricted and unrestricted cash ($8.9 million in the aggregate as of October 15, 2020). These seven properties are subject to existing mortgage loans which had an aggregate outstanding principal balance of $146.6 million as of October 15, 2020. Additional details are provided in the “BRE DDR Joint Ventures” section of this release.

•	Sold one unconsolidated shopping center and a wholly-owned land parcel for an aggregate sales price of $2.9 million or $0.7 million at the Company’s share.
•

As previously disclosed, on September 14, 2020, the Company eliminated the executive position of Chief Operating Officer resulting in a separation charge of $1.7 million. The charge is excluded from third quarter and full year OFFO.

Key Quarterly Operating Results

•

Reported a decrease of 17.8% in same store net operating income on a pro rata basis for the third quarter of 2020, excluding redevelopment primarily due to the impact of the COVID-19 pandemic. Including redevelopment, same store net operating income for the third quarter of 2020 decreased by 16.5%.

•

Generated new leasing spreads of 12.9% and renewal leasing spreads of 5.5%, both on a pro rata basis, for the quarter and new leasing spreads of 17.7% and renewal leasing spreads of 4.1%, both on a pro rata basis, for the trailing twelve-month period.

•

Reported a leased rate of 91.9% at September 30, 2020 on a pro rata basis, compared to 92.4% on a pro rata basis at June 30, 2020 and 94.2% at September 30, 2019. The sequential decline was primarily related to the bankruptcy of Ascena and Pier 1 with the Company’s anchored leased rate increasing 40 basis points sequentially due to new leasing activity.

•	As of September 30, 2020, the signed but not opened spread was 220 basis points representing $10.9 million of annualized base rent on a pro rata basis scheduled to commence.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.53 at September 30, 2020, compared to $18.04 at September 30, 2019.

COVID-19 Update

•

Reopened SITE Centers’ headquarters in Cleveland, Ohio and select regional offices in order to allow employees to return on a voluntary basis.  The Company continues to offer remote working to respond to the needs of our employees.

•

COVID-19 pandemic response remains at the forefront of our property operations objectives. As tenants ramped up their in-store operations, SITE Centers worked to facilitate curbside and online purchase pick-up, continued with the Company’s social media and property level promotional programs, and worked to promote social distancing and CDC protocols among shopping center patrons through signage and other measures. Our property operations teams continued to maintain heightened cleaning and disinfection procedures in accordance with CDC guidelines and worked diligently to promote that vendor partners’ operations in accordance with SITE’s Vendor COVID Operating Protocol.

•

As of October 23, 2020, all of the Company’s properties remain open and operational with 98% of tenants, at the Company’s share and based on average base rents, open for business. This compares to an open rate low of 45% as of April 5, 2020 and 92% as of July 24, 2020.

•	As of October 23, 2020, the Company’s tenants had paid approximately 70% of second quarter rent and 84% of third quarter rent. The payment rates for the Company’s tenants are reflected as follows:

	Second Quarter 2020	July 2020	August 2020	September 2020	October 2020
As of October 23, 2020	70%	80%	82%	90%	90%
As of July 24, 2020	64%	71%	N/A	N/A	N/A

•	As of October 23, 2020, the Company has reached deferral arrangements with tenants representing 16% of second quarter 2020 rents and 8% of third quarter 2020 rents.

BRE DDR Joint Ventures

On July 14, 2020, the Company entered into agreements with affiliates of Blackstone to terminate the BRE DDR III and BRE DDR IV joint ventures. As described above, the BRE DDR IV transaction closed on October 15, 2020. BRE DDR III is expected to close by year end. At the closing of the BRE DDR III transaction, the Company will transfer its common and preferred equity interests in BRE DDR III to an affiliate of Blackstone in exchange for (i) BRE DDR III’s interests in White Oak Village and Midtowne Park, (ii) 50% of the unrestricted cash then held by BRE DDR III (BRE DDR III’s unrestricted cash balance was $18.5 million as of September 30, 2020), and (iii) $1.9 million in cash. At closing, the White Oak Village and Midtowne Park properties will continue to be subject to existing mortgage loans which had an aggregate outstanding principal balance of $50.0 million as of September 30, 2020.  This transaction is expected to close in the fourth quarter of 2020 as soon as all applicable conditions have been satisfied including receipt of lender consents.

BRE DDR IV Acquisition Properties (Closed October 15, 2020)

Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF
Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.40
Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$26.30
Echelon Village Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Voorhees	NJ	0%	BREDDR IV	89	89	$20.58
The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.42
Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$16.25
Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$9.47
Larkin's Corner	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Boothwyn	PA	0%	BREDDR IV	225	225	$9.78

BRE DDR III Acquisition Properties

Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF
Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.83
White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.99

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 8:30 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 9120571 at least ten minutes prior to the scheduled start of the call. The call will also be webcast and available in a listen-only mode on SITE Centers’ web site at ir.sitecenters.com. If you are unable to participate during the live call, a replay of the conference call will also be available at ir.sitecenters.com for further review. You may also access the telephone replay by dialing 877-344-7529 (U.S.), 855-669-9658 (Canada) or 412-317-0088 (international) using passcode 10148482 through November 27, 2020.  Copies of the Company’s Supplemental package and earnings slide presentation are available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with generally accepted accounting principles in the United States (“GAAP”)), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment.  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures have been provided herein.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the impact of the COVID-19 pandemic on the Company’s ability to manage its properties and finance its operations and on tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay ongoing and deferred rents; the Company’s ability to pay dividends; local conditions such as the supply of, and demand for, retail real estate space in the area; the impact of e-commerce; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; impairment charges; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and the Company’s ability to satisfy conditions to the completion of these arrangements; valuation and risks relating to our joint venture and preferred equity investments; the termination of any joint venture arrangements or arrangements to manage real property and the ability to satisfy conditions of such terminations; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions or natural disasters in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions or natural disasters; any change in strategy and our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2020. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The impacts of the COVID-19 pandemic may also exacerbate the risks described therein, any of which could have a material effect on the Company. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

	in thousands, except per share
		3Q20	3Q19	9M20	9M19
	Revenues:
	Rental income (1)	$95,874	$108,060	$306,482	$332,555
	Other property revenues	70	759	1,804	3,404
	Business interruption income	0	885	0	885
		95,944	109,704	308,286	336,844
	Expenses:
	Operating and maintenance	15,775	16,738	50,774	54,322
	Real estate taxes	16,542	16,721	51,547	52,262
		32,317	33,459	102,321	106,584

	Net operating income	63,627	76,245	205,965	230,260

	Other income (expense):
	Fee income (2)	9,610	12,821	34,149	45,360
	Interest income	3,445	4,616	10,480	13,658
	Interest expense	(18,089)	(21,160)	(58,487)	(63,973)
	Depreciation and amortization	(41,148)	(40,732)	(125,014)	(123,400)
	General and administrative (3)	(13,664)	(15,304)	(38,542)	(44,348)
	Other expense, net (4)	(186)	(322)	(18,207)	(254)
	Impairment charges	0	(2,750)	0	(3,370)
	Income before earnings from JVs and other	3,595	13,414	10,344	53,933

	Equity in net income of JVs	250	2,612	908	5,446
	Adjustment (reserve) of preferred equity interests	3,542	(6,373)	(19,393)	(12,106)
	Gain on sale of joint venture interest	82	0	45,635	0
	Gain on disposition of real estate, net	218	14,497	993	31,087
	Tax expense	(284)	(249)	(859)	(827)
	Net income	7,403	23,901	37,628	77,533
	Non-controlling interests	(116)	(271)	(621)	(836)
	Net income SITE Centers	7,287	23,630	37,007	76,697
	Preferred dividends	(5,133)	(8,382)	(15,399)	(25,148)
	Net income Common Shareholders	$2,154	$15,248	$21,608	$51,549

	Weighted average shares – Basic – EPS	193,203	180,567	193,366	180,555
	Assumed conversion of diluted securities	162	940	0	1,064
	Weighted average shares – Basic & Diluted – EPS	193,365	181,507	193,366	181,619

	Earnings per common share – Basic	$0.01	$0.08	$0.11	$0.28
	Earnings per common share – Diluted	$0.01	$0.08	$0.11	$0.28

(1)	Rental income:
	Minimum rents	$76,735	$75,293	$228,416	$225,131
	Ground lease minimum rents	5,418	5,018	16,319	15,059
	Recoveries	25,833	26,018	80,371	81,466
	Uncollectible revenue	(14,188)	(505)	(27,918)	(178)
	Percentage and overage rent	806	553	1,770	2,839
	Ancillary and other rental income	1,194	1,295	4,260	5,233
	Lease termination fees	76	388	3,264	3,005

(2)	Fee Income:
	JV and other fees	4,037	6,783	15,416	21,905
	RVI fees	4,717	5,492	16,111	18,495
	RVI disposition fees	856	546	2,622	3,160
	RVI refinancing fee	0	0	0	1,800

(3)	Mark-to-market adjustment (PRSUs)	(289)	(1,418)	1,617	(2,818)
	Executive separation charge	(1,650)	0	(1,650)	0

(4)	Other income (expense), net
	Transaction and other expense, net	(186)	0	(1,021)	164
	Debt extinguishment costs, net	0	(322)	(17,186)	(418)

SITE Centers Corp.

Income Statement:  Consolidated Interests

in thousands, except per share
	3Q20	3Q19	9M20	9M19
Net income attributable to Common Shareholders	$2,154	$15,248	$21,608	$51,549
Depreciation and amortization of real estate	39,812	39,329	120,889	118,924
Equity in net income of JVs	(250)	(2,612)	(908)	(5,446)
JVs' FFO	4,388	8,498	14,529	24,169
Non-controlling interests	0	28	28	84
Impairment of real estate	0	2,750	0	3,370
(Adjustment) reserve of preferred equity interests	(3,542)	6,373	19,393	12,106
Gain on sale of joint venture interest	(82)	0	(45,635)	0
Gain on disposition of real estate, net	(218)	(14,497)	(993)	(31,087)
FFO attributable to Common Shareholders	$42,262	$55,117	$128,911	$173,669
RVI disposition and refinancing fees	(856)	(546)	(2,622)	(4,960)
Mark-to-market adjustment (PRSUs)	289	1,418	(1,617)	2,818
Hurricane property income, net	0	(885)	0	(885)
Executive separation charge	1,650	0	1,650	0
Debt extinguishment, transaction, net	186	322	18,207	443
Joint ventures - debt extinguishment, other	0	(52)	42	(6)
Total non-operating items, net	1,269	257	15,660	(2,590)
Operating FFO attributable to Common Shareholders	$43,531	$55,374	$144,571	$171,079

Weighted average shares & units – Basic: FFO & OFFO	193,343	180,708	193,507	180,697
Assumed conversion of dilutive securities	21	940	0	1,064
Weighted average shares & units – Diluted: FFO & OFFO	193,364	181,648	193,507	181,761

FFO per share – Basic	$0.22	$0.31	$0.67	$0.96
FFO per share – Diluted	$0.22	$0.30	$0.67	$0.96
Operating FFO per share – Basic	$0.23	$0.31	$0.75	$0.95
Operating FFO per share – Diluted	$0.23	$0.30	$0.75	$0.94
Common stock dividends declared, per share	$0.00	$0.20	$0.20	$0.60

Capital expenditures (SITE Centers share):
Development and redevelopment costs	3,289	20,207	17,431	41,594
Maintenance capital expenditures	3,394	3,846	10,989	9,673
Tenant allowances and landlord work	2,655	8,600	18,246	23,606
Leasing commissions	786	1,542	2,412	3,625
Construction administrative costs (capitalized)	715	924	2,195	2,484

Certain non-cash items (SITE Centers share):
Straight-line rent	739	566	(390)	1398
Straight-line fixed CAM	155	196	450	581
Amortization of (above)/below-market rent, net	1,230	1,058	3,780	3,328
Straight-line rent expense	(45)	(186)	(167)	(1,020)
Debt fair value and loan cost amortization	(1,233)	(1,166)	(3,587)	(3,429)
Capitalized interest expense	234	400	792	951
Stock compensation expense	(2,710)	(3,628)	(5,088)	(9,095)
Non-real estate depreciation expense	(1,270)	(1,352)	(3,938)	(4,282)

SITE Centers Corp.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands
		At Period End
		3Q20	4Q19
	Assets:
	Land	$881,543	$881,397
	Buildings	3,312,645	3,277,440
	Fixtures and tenant improvements	501,431	491,312
		4,695,619	4,650,149
	Depreciation	(1,393,578)	(1,289,148)
		3,302,041	3,361,001
	Construction in progress and land	52,042	59,663
	Real estate, net	3,354,083	3,420,664

	Investments in and advances to JVs	79,119	181,906
	Investment in and advances to affiliate (1)	190,770	190,105
	Receivable – preferred equity interests, net	96,128	112,589
	Cash	57,224	16,080
	Restricted cash	289	3,053
	Notes receivable	0	7,541
	Receivables and straight-line (2)	79,208	60,594
	Intangible assets, net (3)	67,766	79,813
	Other assets, net	20,275	21,277
	Total Assets	3,944,862	4,093,622

	Liabilities and Equity:
	Revolving credit facilities	175,000	5,000
	Unsecured debt	1,449,075	1,647,963
	Unsecured term loan	99,591	99,460
	Secured debt	53,316	94,874
		1,776,982	1,847,297
	Dividends payable	5,133	44,036
	Other liabilities (4)	203,035	220,811
	Total Liabilities	1,985,150	2,112,144

	Preferred shares	325,000	325,000
	Common shares	19,400	19,382
	Paid-in capital	5,706,225	5,700,400
	Distributions in excess of net income	(4,083,405)	(4,066,099)
	Deferred compensation	5,442	7,929
	Other comprehensive income	(3,728)	(491)
	Common shares in treasury at cost	(12,463)	(7,707)
	Non-controlling interests	3,241	3,064
	Total Equity	1,959,712	1,981,478

	Total Liabilities and Equity	$3,944,862	$4,093,622

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	770	105

(2)	SL rents (including fixed CAM), net	32,021	31,909

(3)	Operating lease right of use assets	21,024	$21,792

(4)	Operating lease liabilities	40,174	40,725
	Below-market leases, net	43,205	46,961

SITE Centers Corp.

Balance Sheet: Consolidated Interests

$ in thousands
	3Q20	3Q19	3Q20	3Q19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$7,287	$23,630	$7,287	$23,630
Fee income	(9,610)	(12,821)	(9,610)	(12,821)
Interest income	(3,445)	(4,616)	(3,445)	(4,616)
Interest expense	18,089	21,160	18,089	21,160
Depreciation and amortization	41,148	40,732	41,148	40,732
General and administrative	13,664	15,304	13,664	15,304
Other expense, net	186	322	186	322
Impairment charges	0	2,750	0	2,750
Equity in net income of joint ventures	(250)	(2,612)	(250)	(2,612)
(Adjustment) reserve of preferred equity interests	(3,542)	6,373	(3,542)	6,373
Tax expense	284	249	284	249
Gain on sale of joint venture interest	(82)	0	(82)	0
Gain on disposition of real estate, net	(218)	(14,497)	(218)	(14,497)
Income from non-controlling interests	116	271	116	271
Consolidated NOI	63,627	76,245	63,627	76,245
SITE Centers' consolidated JV	0	0	(320)	(435)
Consolidated NOI, net of non-controlling interests	63,627	76,245	63,307	75,810

Net (loss) income from unconsolidated joint ventures	(4,748)	6,027	59	2,331
Interest expense	14,700	22,530	2,937	3,918
Depreciation and amortization	23,901	36,867	4,250	6,024
Impairment charges	0	0	0	0
Preferred share expense	4,626	5,544	231	277
Other expense, net	3,246	5,017	694	966
(Gain) loss on disposition of real estate, net	(319)	440	(43)	(10)
Unconsolidated NOI	$41,406	$76,425	8,128	13,506

Total Consolidated + Unconsolidated NOI			71,435	89,316
Less: Non-Same Store NOI adjustments			(1,699)	(5,788)
Total SSNOI including redevelopment			69,736	83,528
Less: Redevelopment Same Store NOI adjustments			(5,294)	(5,155)
Total SSNOI excluding redevelopment			$64,442	$78,373

SSNOI % Change including redevelopment			(16.5%)
SSNOI % Change excluding redevelopment			(17.8%)

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

$ in thousands
	9M20	9M19	9M20	9M19
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
GAAP Reconciliation:
Net income attributable to SITE Centers	$37,007	$76,697	$37,007	$76,697
Fee income	(34,149)	(45,360)	(34,149)	(45,360)
Interest income	(10,480)	(13,658)	(10,480)	(13,658)
Interest expense	58,487	63,973	58,487	63,973
Depreciation and amortization	125,014	123,400	125,014	123,400
General and administrative	38,542	44,348	38,542	44,348
Other expense, net	18,207	254	18,207	254
Impairment charges	0	3,370	0	3,370
Equity in net income of joint ventures	(908)	(5,446)	(908)	(5,446)
Reserve of preferred equity interests	19,393	12,106	19,393	12,106
Tax expense	859	827	859	827
Gain on sale of joint venture interest	(45,635)	0	(45,635)	0
Gain on disposition of real estate, net	(993)	(31,087)	(993)	(31,087)
Income from non-controlling interests	621	836	621	836
Consolidated NOI	205,965	230,260	205,965	230,260
SITE Centers' consolidated JV	0	0	(1,200)	(1,314)
Consolidated NOI, net of non-controlling interests	205,965	230,260	204,765	228,946

Net (loss) income from unconsolidated joint ventures	(36,455)	13,846	366	4,676
Interest expense	47,555	73,472	9,251	12,742
Depreciation and amortization	77,580	113,340	13,665	18,195
Impairment charges	33,240	12,267	1,890	2,453
Preferred share expense	13,710	16,487	685	824
Other expense, net	10,844	16,358	2,250	2,988
(Gain) loss on disposition of real estate, net	(9,229)	(15,205)	(1,778)	1,515
Unconsolidated NOI	$137,245	$230,565	26,329	43,393

Total Consolidated + Unconsolidated NOI			231,094	272,339
Less: Non-Same Store NOI adjustments			(7,098)	(21,620)
Total SSNOI including redevelopment			223,996	250,719
Less: Redevelopment Same Store NOI adjustments			(15,791)	(16,157)
Total SSNOI excluding redevelopment			$208,205	$234,562

SSNOI % Change including redevelopment			(10.7%)
SSNOI % Change excluding redevelopment			(11.2%)

SITE Centers Corp.

Reconciliation of Net Income Attributable to SITE to Same Store NOI

GLA in thousands
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Shopping Center Count
Operating Centers - 100%	147	148	148	170	169
Wholly Owned	69	69	69	69	66
JV Portfolio	78	79	79	101	103

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	22,587	22,594	22,590	23,650	23,578
Wholly Owned	19,600	19,594	19,591	19,572	19,392
JV Portfolio - Pro Rata Share	2,987	3,000	2,999	4,078	4,186
Unowned - 100%	12,408	12,433	12,433	15,077	15,301

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.53	$18.51	$18.49	$18.25	$18.04
Base Rent PSF < 10K	$29.17	$29.00	$28.96	$28.54	$28.16
Base Rent PSF > 10K	$15.52	$15.50	$15.50	$15.32	$15.24
Commenced Rate	89.7%	90.4%	90.3%	90.9%	91.1%
Leased Rate	91.9%	92.4%	92.9%	93.8%	94.2%
Leased Rate < 10K SF	83.3%	86.5%	87.0%	87.6%	88.0%
Leased Rate > 10K SF	94.6%	94.2%	94.7%	95.7%	96.1%

Wholly Owned SITE
Base Rent PSF	$18.89	$18.86	$18.86	$18.80	$18.59
Leased Rate	92.0%	92.4%	93.0%	93.7%	94.5%
Leased Rate < 10K SF	83.3%	86.8%	87.4%	88.0%	88.4%
Leased Rate > 10K SF	94.6%	94.1%	94.6%	95.4%	96.2%

Joint Venture at Pro Rata Share
Base Rent PSF	$16.25	$16.25	$16.18	$15.70	$15.61
Leased Rate	91.3%	92.3%	92.5%	94.3%	93.0%
Leased Rate < 10K SF	83.3%	84.9%	85.3%	85.9%	86.1%
Leased Rate > 10K SF	94.4%	95.2%	95.2%	97.3%	95.5%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	87.0%	87.8%	87.9%	84.7%	84.0%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	13.0%	12.2%	12.1%	15.3%	16.0%

Quarterly SITE SSNOI at share excluding Redevelopment	-17.8%	-19.1%	3.7%	5.1%	1.6%

TTM Total Leasing - at pro rata share (GLA in 000's)	2,491	2,462	2,839	2,971	3,013
TTM Blended New and Renewal Rent Spreads - at pro rata share	5.5%	5.6%	5.0%	6.3%	6.9%

SITE Centers Corp.

Portfolio Summary

$, shares and units in thousands, except per share
	September 30, 2020	December 31, 2019	December 31, 2018
Capital Structure
Market Value Per Share	$7.20	$14.02	$11.07

Common Shares Outstanding	193,215	193,821	181,657
Operating Partnership Units	141	141	141
Total Outstanding Common Shares	193,356	193,962	181,798

Common Shares Equity	$1,392,162	$2,719,342	$2,012,502

Perpetual Preferred Stock - Class J	0	0	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$325,000	$325,000	$525,000

Unsecured Credit Facilities	175,000	5,000	100,000
Unsecured Term Loan	100,000	100,000	50,000
Unsecured Notes Payable	1,455,817	1,656,156	1,655,687
Mortgage Debt (includes JVs at SITE share)	298,196	372,498	440,405
Total Debt (includes JVs at SITE share)	2,029,013	2,133,654	2,246,092
Less: Cash (including restricted cash)	57,513	19,133	13,650
Net Debt	$1,971,500	$2,114,521	$2,232,442

Total Market Capitalization	$3,688,662	$5,158,863	$4,769,944

Leverage / Public Debt Covenants
Average Consolidated Net Effective Debt	1,762,211	1,848,801	2,817,051
Consolidated Adjusted EBITDA - TTM	317,210	361,517	490,588
Average Consolidated Net Debt / Adjusted EBITDA (1)	5.6X	5.1X	5.7X

Average Pro-Rata Net Effective Debt	2,031,037	2,158,288	3,160,512
Pro-Rata Adjusted EBITDA - TTM	330,890	378,942	506,142
Average Pro-Rata Net Debt / Adjusted EBITDA (1)	6.1X	5.7X	6.2X

Outstanding Debt & Obligations	1,799,029	1,868,599	1,909,399
Undepreciated Real Estate Assets	5,113,678	5,194,413	5,181,474
Total Debt to Real Estate Assets Ratio (2)	35%	36%	37%
Covenant	65%	65%	65%

Secured Debt & Obligations	52,965	94,196	87,467
Total Assets	5,331,806	5,374,643	5,372,921
Secured Debt to Assets Ratio	1%	2%	2%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,623,061	4,500,271	4,439,863
Unsecured Debt & Obligations	1,746,063	1,774,404	1,821,932
Unencumbered Assets to Unsecured Debt (2)	265%	254%	244%
Covenant	135%	135%	135%

Net Income Available for Debt Service	281,572	336,137	370,272
Maximum Annual Service Charge	82,889	89,365	149,201
Fixed Charge Coverage Ratio	3.4X	3.8X	2.5X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (3)	298,140	336,304	453,329
Fixed Charge Coverage Ratio Excluding Other Expenses (3)	3.6X	3.8X	3.0X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Real Estate Assets and Unencumbered Assets exclude consolidated cash and cash equivalents.
(3) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Capital Structure

$ in thousands

	Same Store at 100%			Same Store at SITE Share
SITE at share	3Q20	3Q19	Change	3Q20		3Q19	Change

Leased rate	91.7%	93.4%	(1.7%)	92.5%		94.3%	(1.8%)
Commenced rate	89.7%	91.5%	(1.8%)	90.8%		92.3%	(1.5%)

Revenues:
Minimum rents	$120,557	$119,625		$81,204		$80,481
Recoveries	38,374	39,868		25,605		26,919
Uncollectible revenue	(21,441)	(726)		(15,303)		(524)
Percentage and overage rent	987	806		833		615
Ancillary and other rental income	1,834	2,331		1,221		1,536
	140,311	161,904	(13.3%)	93,560	(2)	109,027	(14.2%)
Expenses:
Operating and maintenance	(20,175)	(20,943)		(13,220)		(13,807)
Real estate taxes	(23,960)	(25,004)		(15,898)		(16,847)
	(44,135)	(45,947)	(3.9%)	(29,118)		(30,654)	(5.0%)
Total SSNOI excluding Redevelopment	$96,176	$115,957	(17.1%)	$64,442		$78,373	(17.8%)

Redevelopment SSNOI (3)	$5,294	$5,155		$5,294		$5,155
Total SSNOI including Redevelopment	$101,470	$121,112	(16.2%)	$69,736		$83,528	(16.5%)

Non-Same Store NOI	3,563	31,558		1,699		5,788
Total Consolidated + Unconsolidated NOI	$105,033	$152,670		$71,435		$89,316

SSNOI Operating Margin	68.5%	71.6%		68.9%		71.9%
SSNOI Recovery Rate	86.9%	86.8%		87.9%		87.8%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $14.4 million of accrued revenue not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 7.5% of 3Q20 total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at SITE Share
YTD SITE at share	9M20	9M19	Change	9M20		9M19	Change

Leased rate	91.7%	93.4%	(1.7%)	92.5%		94.3%	(1.8%)
Commenced rate	89.7%	91.5%	(1.8%)	90.8%		92.3%	(1.5%)

Revenues:
Minimum rents	$360,893	$357,078		$243,791		$240,024
Recoveries	117,437	121,802		79,255		82,503
Uncollectible revenue	(43,542)	(1,298)		(30,290)		(416)
Percentage and overage rents	2,216	3,245		1,836		2,605
Ancillary and other rental income	6,716	7,504		4,505		5,420
	443,720	488,331	(9.1%)	299,097	(2)	330,136	(9.4%)
Expenses:
Operating and maintenance	(63,032)	(66,228)		(41,715)		(44,082)
Real estate taxes	(73,697)	(76,079)		(49,177)		(51,492)
	(136,729)	(142,307)	(3.9%)	(90,892)		(95,574)	(4.9%)
Total SSNOI excluding Redevelopment	$306,991	$346,024	(11.3%)	$208,205		$234,562	(11.2%)

Redevelopment SSNOI (3)	$15,791	$16,157		$15,791		$16,157
Total SSNOI including Redevelopment	$322,782	$362,181	(10.9%)	$223,996		$250,719	(10.7%)

Non-Same Store NOI	20,428	98,644		7,098		21,620
Total Consolidated + Unconsolidated NOI	$343,210	$460,825		$231,094		$272,339

SSNOI Operating Margin - Ex Redevelopment	69.2%	70.9%		69.6%		71.1%
SSNOI Recovery Rate - Ex Redevelopment	85.9%	85.6%		87.2%		86.3%

(1) See calculation definition in the Non-GAAP Measures section.
(2) Includes $43.1 million of accrued revenue not collected.
(3) See Investments section for detail on major redevelopment activity. Represents 9.9% of YTD total NOI at SITE share.

SITE Centers Corp.

Same Store Metrics (1)

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q20	12	18,742	$35.04	$31.04	12.9%	7.7	29	160,730	$15.37	10.1
2Q20	13	74,744	$16.42	$13.34	23.1%	8.5	22	114,306	$18.94	8.7
1Q20	15	48,481	$19.26	$16.03	20.1%	7.7	30	84,613	$22.22	8.8
4Q19	26	51,563	$31.18	$27.23	14.5%	8.4	62	226,442	$20.84	10.1
	66	193,530	$22.87	$19.43	17.7%	8.2	143	586,091	$19.17	9.6

Renewals
3Q20	74	642,922	$16.62	$15.76	5.5%	4.9	74	642,922	$16.62	4.9
2Q20	51	381,941	$14.04	$13.17	6.6%	4.9	51	381,941	$14.04	4.9
1Q20	105	479,014	$18.58	$17.99	3.3%	6.3	105	479,014	$18.58	6.3
4Q19	110	401,113	$18.87	$18.61	1.4%	6.1	110	401,113	$18.87	6.1
	340	1,904,990	$17.07	$16.40	4.1%	5.6	340	1,904,990	$17.07	5.6

New + Renewals
3Q20	86	661,664	$17.14	$16.19	5.9%	5.0	103	803,652	$16.37	5.8
2Q20	64	456,685	$14.43	$13.20	9.3%	5.6	73	496,247	$15.17	6.0
1Q20	120	527,495	$18.65	$17.81	4.7%	6.5	135	563,627	$19.13	6.8
4Q19	136	452,676	$20.27	$19.59	3.5%	6.5	172	627,555	$19.58	7.6
	406	2,098,520	$17.60	$16.68	5.5%	5.9	483	2,491,081	$17.56	6.6

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
3Q20	99,230	$21.39	$3.40	$2.27	$0.79	$6.46	$14.93	10.1	59%	41%
2Q20	109,706	$18.75	$1.39	$6.89	$0.68	$8.96	$9.79	8.6	64%	36%
1Q20	71,814	$22.94	$2.17	$3.47	$1.15	$6.79	$16.15	8.5	32%	68%
4Q19	149,782	$22.00	$3.86	$2.33	$1.11	$7.30	$14.70	9.1	57%	43%
	430,532	$21.18	$2.91	$3.60	$0.94	$7.45	$13.73	9.1	55%	45%

Renewals
3Q20	642,922	$16.76	$0.01	$0.00	$0.00	$0.01	$16.75	4.9	85%	15%
2Q20	381,941	$14.47	$0.00	$0.00	$0.01	$0.01	$14.46	4.9	81%	19%
1Q20	479,014	$18.91	$0.78	$0.00	$0.06	$0.84	$18.07	6.3	76%	24%
4Q19	401,113	$19.30	$0.61	$0.01	$0.06	$0.68	$18.62	6.1	62%	38%
	1,904,990	$17.38	$0.37	$0.00	$0.03	$0.40	$16.98	5.6	77%	23%

New + Renewals
3Q20	742,152	$17.38	$0.82	$0.54	$0.19	$1.55	$15.83	5.7	81%	19%
2Q20	491,647	$15.42	$0.46	$2.24	$0.23	$2.93	$12.49	5.9	77%	23%
1Q20	550,828	$19.43	$1.01	$0.58	$0.24	$1.83	$17.60	6.7	70%	30%
4Q19	550,895	$20.03	$1.78	$0.85	$0.44	$3.06	$16.97	7.0	61%	39%
	2,335,522	$18.08	$1.04	$0.96	$0.27	$2.27	$15.81	6.3	73%	27%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	46	25	71	$21,518	6.2%	$27,549	1,534	6.8%	2,096	A/A2/NR
2	Bed Bath & Beyond (2)	28	11	39	11,651	3.3%	15,384	854	3.8%	1,136	B+/Ba3/NR
3	PetSmart	23	12	35	9,536	2.7%	12,739	558	2.5%	776	B-/B3/NR
4	Dick's Sporting Goods (3)	12	7	19	9,363	2.7%	12,639	580	2.6%	881	NR
5	Michaels	21	13	34	8,412	2.4%	11,387	559	2.5%	811	B/NR/NR
6	Ulta	25	13	38	7,276	2.1%	9,726	286	1.3%	406	NR
7	Gap (4)	19	15	34	7,113	2.0%	10,096	364	1.6%	533	BB-/Ba2/NR
8	Ross Stores (5)	15	23	38	6,719	1.9%	12,585	554	2.5%	1,096	BBB+/A2/NR
9	Best Buy	8	5	13	6,690	1.9%	9,102	407	1.8%	581	BBB/Baa1/NR
10	Kroger (6)	7	7	14	6,654	1.9%	8,925	492	2.2%	797	BBB/Baa1/NR
11	Nordstrom Rack	9	1	10	6,374	1.8%	7,049	328	1.5%	362	BB+/Baa3/NR
12	Kohl's	6	8	14	5,856	1.7%	10,577	665	2.9%	1,221	BBB-/Baa2/BBB-
13	AMC Theatres	2	4	6	5,851	1.7%	10,189	216	1.0%	439	CCC-/Caa3/NR
14	Barnes & Noble	10	5	15	5,828	1.7%	7,627	271	1.2%	371	NR
15	Whole Foods	3	2	5	5,011	1.4%	5,753	208	0.9%	259	AA-/A2/A+
16	Burlington	5	5	10	4,547	1.3%	6,048	270	1.2%	465	BB/NR/BB-
17	Five Below	22	16	38	4,357	1.2%	6,341	223	1.0%	333	NR
18	Designer Brands Inc. (DSW)	11	3	14	4,154	1.2%	4,968	247	1.1%	298	NR
19	Petco	12	7	19	3,712	1.1%	5,207	179	0.8%	258	CCC+/Caa1/NR
20	Office Depot (7)	11	7	18	3,575	1.0%	5,190	265	1.2%	393	NR
21	Party City	13	6	19	3,459	1.0%	4,661	171	0.8%	237	CCC/Caa1/NR
22	Jo-Ann	8	5	13	3,169	0.9%	4,209	273	1.2%	381	CCC/Caa1/NR
23	Cinemark	2	2	4	3,111	0.9%	4,231	200	0.9%	266	B+/NR/B+
24	Total Wine & More	6	1	7	3,011	0.9%	3,261	165	0.7%	177	NR
25	Staples	7	8	15	2,983	0.9%	4,497	189	0.8%	293	B/B1/NR
26	Cineworld (Regal Cinemas)	3	0	3	2,803	0.8%	2,803	138	0.6%	138	CCC-/NR/CCC-
27	Dollar Tree Stores	18	15	33	2,747	0.8%	4,030	235	1.0%	355	BBB-/Baa2/NR
28	Hobby Lobby	6	0	6	2,520	0.7%	2,520	315	1.4%	315	NR
29	Giant Eagle	2	2	4	2,423	0.7%	4,292	203	0.9%	369	NR
30	LA Fitness	3	1	4	2,379	0.7%	2,966	144	0.6%	175	BB-/B1/NR
31	Home Depot	3	2	5	2,332	0.7%	3,613	334	1.5%	600	A/A2/A
32	Macy's (8)	4	0	4	2,293	0.7%	2,293	183	0.8%	183	B+/Ba3/BB
33	Publix	2	17	19	2,091	0.6%	8,555	239	1.1%	922	NR
34	AT&T	16	21	37	2,040	0.6%	3,249	58	0.3%	99	BBB/Baa2/A-
35	Caleres Inc.	10	5	15	2,030	0.6%	2,772	96	0.4%	132	B+/B1/NR
36	Ahold Delhaize (9)	1	6	7	1,964	0.6%	5,785	119	0.5%	385	BBB/Baa1/BBB+
37	T-Mobile (10)	22	17	39	1,958	0.6%	2,742	57	0.3%	84	BB/NR/BB+
38	Lowe's	2	2	4	1,918	0.5%	3,608	322	1.4%	531	BBB+/Baa1/NR
39	Mattress Firm	12	10	22	1,883	0.5%	2,946	60	0.3%	102	NR
40	Carter's Childrenswear	13	10	23	1,877	0.5%	2,484	64	0.3%	91	BB+/NR/NR
41	Target	3	1	4	1,826	0.5%	2,091	502	2.2%	570	A/A2/A-
42	Panera	10	6	16	1,728	0.5%	2,373	54	0.2%	77	NR
43	Signet Jewelers (11)	10	3	13	1,548	0.4%	1,714	39	0.2%	45	B+/NR/B
44	Tailored Brands (12)	8	4	12	1,536	0.4%	2,120	55	0.2%	86	D/NR/NR
45	Darden (13)	8	2	10	1,514	0.4%	1,745	61	0.3%	73	BBB-/Baa3/BBB-
46	L Brands (14)	12	7	19	1,507	0.4%	1,819	52	0.2%	66	B+/B2/NR
47	Beall's (15)	5	4	9	1,485	0.4%	2,378	199	0.9%	314	NR
48	Kirklands	8	2	10	1,472	0.4%	1,513	74	0.3%	81	NR
49	America's Best Contacts	14	7	21	1,457	0.4%	1,913	53	0.2%	74	NR
50	Starbucks	17	5	22	1,444	0.4%	1,768	31	0.1%	39	BBB+/Baa1/BBB
	Top 50 Total	543	360	903	$208,705	59.7%	$294,032	13,745	60.9%	20,772
	Total Portfolio				$349,839	100.0%	$503,686	22,587	100.0%	34,758

(1) T.J. Maxx (19) / Marshalls (25) / HomeGoods (18) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(9) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(2) Bed Bath (17) / World Market (13) / buybuy Baby (7) / CTS (2)							(10) T-Mobile (34) / Metro PCS (3) / Sprint (1) / Boost Mobile (1)
(3) Dick's Sporting Goods (16) / Golf Galaxy (3)							(11) Kay Jewelers (8) / Jared (4) / Zales (1)
(4) Gap (3) / Old Navy (30) / Banana Republic (1)							(12) Men's Wearhouse (10) / Jos. A. Bank (1) / K&G Fashion Superstore (1)
(5) Ross Dress For Less (36) / dd's Discounts (2)							(13) Longhorn Steakhouse (6) / Olive Garden (4)
(6) Kroger (8) / Harris Teeter (3) / King Soopers (1) / Mariano's (1) / Lucky's (1)							(14) Bath & Body Works (17) / Victoria's Secret (2)
(7) Office Depot (9) / OfficeMax (9)							(15) Beall's (2) / Beall's Outlet (7)
(8) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)

SITE Centers Corp.

Top 50 Tenants

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	25	285	$11.40	0.1%	55	67	$1,638	$24.45	1.4%	56	92	$1,923	$20.90	0.6%
2020	11	152	1,553	$10.22	0.7%	71	110	3,235	$29.41	2.9%	82	262	4,788	$18.27	1.5%
2021	74	1,244	18,540	$14.90	8.7%	342	496	14,031	$28.29	12.4%	416	1,740	32,571	$18.72	10.0%
2022	103	1,914	28,337	$14.81	13.3%	361	587	16,920	$28.82	14.9%	464	2,501	45,257	$18.10	13.9%
2023	117	2,303	32,415	$14.08	15.2%	353	586	17,149	$29.26	15.1%	470	2,889	49,564	$17.16	15.2%
2024	119	2,327	31,942	$13.73	15.0%	331	511	15,355	$30.05	13.6%	450	2,838	47,297	$16.67	14.5%
2025	95	1,848	30,785	$16.66	14.5%	255	431	11,365	$26.37	10.0%	350	2,279	42,150	$18.49	12.9%
2026	59	1,055	14,876	$14.10	7.0%	112	257	7,814	$30.40	6.9%	171	1,312	22,690	$17.29	7.0%
2027	34	768	13,441	$17.50	6.3%	86	201	5,784	$28.78	5.1%	120	969	19,225	$19.84	5.9%
2028	31	590	8,603	$14.58	4.0%	92	214	6,607	$30.87	5.8%	123	804	15,210	$18.92	4.7%
2029	28	544	10,363	$19.05	4.9%	99	210	6,345	$30.21	5.6%	127	754	16,708	$22.16	5.1%
Thereafter	53	1,234	21,452	$17.38	10.1%	97	250	7,051	$28.20	6.2%	150	1,484	28,503	$19.21	8.7%
Total	725	14,004	$212,592	$15.18	100.0%	2,254	3,920	$113,294	$28.90	100.0%	2,979	17,924	$325,886	$18.18	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	25	$285	$11.40	0.1%	45	57	$1,347	$23.63	1.2%	46	82	$1,632	$19.90	0.5%
2020	3	47	587	$12.49	0.3%	58	89	2,699	$30.33	2.4%	61	136	3,286	$24.16	1.0%
2021	15	247	4,600	$18.62	2.2%	230	290	8,574	$29.57	7.6%	245	537	13,174	$24.53	4.0%
2022	18	260	4,431	$17.04	2.1%	208	301	8,554	$28.42	7.6%	226	561	12,985	$23.15	4.0%
2023	11	142	2,893	$20.37	1.4%	210	275	7,674	$27.91	6.8%	221	417	10,567	$25.34	3.2%
2024	15	212	3,469	$16.36	1.6%	190	229	7,236	$31.60	6.4%	205	441	10,705	$24.27	3.3%
2025	20	282	3,775	$13.39	1.8%	160	210	5,692	$27.10	5.0%	180	492	9,467	$19.24	2.9%
2026	12	174	3,772	$21.68	1.8%	115	186	5,481	$29.47	4.8%	127	360	9,253	$25.70	2.8%
2027	19	306	5,602	$18.31	2.6%	127	213	6,947	$32.62	6.1%	146	519	12,549	$24.18	3.9%
2028	26	423	6,492	$15.35	3.1%	136	256	7,961	$31.10	7.0%	162	679	14,453	$21.29	4.4%
2029	23	360	5,081	$14.11	2.4%	129	205	6,034	$29.43	5.3%	152	565	11,115	$19.67	3.4%
Thereafter	562	11,526	171,605	$14.89	80.7%	646	1,609	45,095	$28.03	39.8%	1,208	13,135	216,700	$16.50	66.5%
Total	725	14,004	$212,592	$15.18	100.0%	2,254	3,920	$113,294	$28.90	100.0%	2,979	17,924	$325,886	$18.18	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$32,542	$25,658	$9,621	$9,986	$11,422
Redevelopments – Tactical (3)		10%	58,925	38,016	20,909	29,952	8,064
Other (4)		N/A	N/A	24,145	-	-	24,145
Undeveloped land (5)		N/A	N/A	8,411	-	-	8,411
			$91,467	$96,230	$30,530	$39,938	$52,042

Redevelopments – Major

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	22,921	4,811	9,986	9,435	4Q19	3Q20	Lucky's, Bealls, Crunch Fitness

1000 Van Ness (San Francisco, CA)	100%		4,810	-	4,810	-	-	3Q21	4Q21	CGV Cinemas

Woodfield Village Green (Chicago, IL)	100%		-	254	-	-	254	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		-	1,334	-	-	584	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		-	1,149	-	-	1,149	TBD	TBD
			$32,542	$25,658	$9,621	$9,986	$11,422

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $6 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.

SITE Centers Corp.

Redevelopments

$ and GLA in thousands
			SITE	Total Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt
Acquisitions

10/15/20	Concourse Village (BREDDR IV)	Jupiter, FL	100%	134		$13,066		$13,066
10/15/20	Millenia Crossing (BREDDR IV)	Orlando, FL	100%	100		20,660		20,660
10/15/20	Echelon Village Plaza (BREDDR IV)	Voorhees, NJ	100%	89		5,412		5,412
10/15/20	The Hub (BREDDR IV)	Hempstead, NY	100%	249		27,969		27,969
10/15/20	Southmont Plaza (BREDDR IV)	Easton, PA	100%	251		30,700		30,700
10/15/20	Ashbridge Square (BREDDR IV)	Downingtown, PA	100%	386		32,398		32,398
10/15/20	Larkin's Corner (BREDDR IV)	Bothwyn, PA	100%	225		16,410		16,410
		4Q 2020 QTD		1,434	$0	$146,615	$0	$146,615

		Total 2020 YTD		1,434	$0	$146,615	$0	$146,615

Dispositions

01/23/20	Crossroads Plaza (DDRM Properties)	Lumberton, NJ	20.0%	100	$25,000	$16,071	$5,000	$3,214
02/19/20	DDRTC JV portfolio	Various	15.0%	7,139	1,138,868	184,888	170,830	27,733
02/24/20	Loan repayment (Kildeer Marketplace)	Kildeer, IL	100.0%		7,500	0	7,500	0
	Non-operating sales				870		870
		1Q 2020 Total		7,239	$1,172,238	$200,959	$184,200	$30,947

	No Transactions			0	$0	$0	$0	$0
		2Q 2020 Total		0	$0	$0	$0	$0

08/20/20	Crossroads Square (SAU)	Morristown, TN	20.0%	70	2,650	3,026	530	605
	Non-operating sales				200		200
		3Q 2020 Total		70	$2,850	$3,026	$730	$605

		Total 2020 YTD		7,309	$1,175,088	$203,985	$184,930	$31,553

SITE Centers Corp.

Transactions

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$175,000	$175,000	1.05%				$175,000	1.05%
Unsecured Term Loan	100,000	100,000	1.15%				100,000	1.15%
Unsecured Public Debt	1,455,817	1,455,817	4.27%				1,455,817	4.27%
Fixed Rate Mortgage Loans	52,965	43,647	4.31%	$846,437	$183,664	4.65%	227,311	4.58%
Variable Rate Mortgage Loans	0	0	0.00%	595,224	70,885	3.45%	70,885	3.45%
Subtotal	$1,783,782	$1,774,464	3.78%	$1,441,661	$254,549	4.31%	$2,029,013	3.85%
Fair Market Value Adjustment	554	554		1,647	82		636
Unamortized Loan Costs, Net	(7,354)	(7,327)		(10,140)	(1,638)		(8,965)
Total	$1,776,982	$1,767,691	3.78%	$1,433,168	$252,993	4.31%	$2,020,684	3.85%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$453	$0	$0	$453	$395	-
2021	1,214	14,637	0	15,851	15,686	4.06%
2022	0	27,561	0	27,561	18,466	4.90%
2023	0	0	187,209	187,209	187,209	2.25%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	9,100	632,142	641,242	641,242	3.04%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.80%
2028	0	0	0	0	0	-
2029 and beyond	0	0	0	0	0	-
Unsecured debt discount			(4,148)	(4,148)	(4,148)
Total	$1,667	$51,298	$1,730,817	$1,783,782	$1,774,464	3.78%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2020	$1,159	$17,105	$0	$18,264	$3,794	4.72%
2021	5,016	80,453	0	85,469	32,277	5.51%
2022	2,562	618,204	0	620,766	105,467	3.69%
2023	2,062	35,177	0	37,239	2,376	4.26%
2024	1,826	606,374	0	608,200	85,590	4.82%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	0	0	2,009	692	-
2028	514	65,397	0	65,911	23,041	3.69%
2029 and beyond	0	0	0	0	0	-
Total	$18,951	$1,422,710	$0	$1,441,661	$254,549	4.31%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	84.5%	4.3%	72.2%	4.6%	83.0%	4.3%
Variable	15.5%	1.1%	27.8%	3.4%	17.0%	1.6%

Recourse to SITE	97.5%	3.8%	0.0%	0.0%	85.3%	3.8%
Non-recourse to SITE	2.5%	4.3%	100.0%	4.3%	14.7%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Debt Summary

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$175,000	$175,000	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$275,000	$275,000
Public Debt
Unsecured Notes	87,070	87,070	05/23	3.52%
Unsecured Notes	65,506	65,506	08/24	4.07%
Unsecured Notes	455,676	455,676	02/25	3.79%
Unsecured Notes	398,114	398,114	02/26	4.43%
Unsecured Notes	449,451	449,451	06/27	4.80%
	$1,455,817	$1,455,817
Mortgage Debt
Chapel Hills West, CO	9,372	9,372	06/21	3.60%
Chapel Hills East, CO	6,257	6,257	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,236	18,918	01/22	4.90%
Southtown Center, FL	9,100	9,100	05/25	3.51%
	$52,965	$43,647

Consolidated Debt Subtotal	$1,783,782	$1,774,464
FMV Adjustment – Assumed Debt	554	554
Unamortized Loan Costs, Net	(7,354)	(7,327)
Total Consolidated Debt	$1,776,982	$1,767,691

Rate Type
Fixed	$1,508,782	$1,499,464	5.1 years	4.27%
Variable	275,000	275,000	3.6 years	1.08%
	$1,783,782	$1,774,464	4.9 years	3.78%
Perpetual Preferred Stock
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
October 2020 Loan Pool (4 assets)	SAU	13,607	2,721	10/20	4.74%
Flat Shoals Crossing, GA	SAU	3,498	700	10/20	4.65%
Sun Center Limited, OH (SITE 79%)	Other	19,338	15,364	05/21	6.15%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	64,227	16,539	09/21	4.91%
January 2022 Loan Pool (3 assets) (2)	BREDDR IV	91,066	4,553	01/22	3.10%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (14 assets)	DDRM	178,846	35,769	07/22	3.12%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,063	07/22	3.86%
White Oak Village, VA	BREDDR III	34,250	1,713	09/22	1.97%
Millenia Crossing, FL (2)	BREDDR IV	20,706	1,035	01/23	4.20%
Midtowne Park, SC	BREDDR III	15,736	787	01/23	4.34%
Concourse Village, FL (2)	BREDDR IV	13,091	654	02/24	4.29%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
June 2024 Loan Pool (11 assets)	BREDDR III	230,000	11,500	06/24	3.93%
Lennox Town Center Limited, OH (SITE 50%)	Other	39,182	19,591	04/28	3.49%
May 2028 Loan Pool (6 assets)	SAU	39,752	7,950	05/28	4.20%
Unconsolidated Debt Subtotal		$1,441,661	$254,549
FMV Adjustment – Assumed Debt		1,647	82
Unamortized Loan Costs, Net		(10,140)	(1,638)
Total Unconsolidated Debt		$1,433,168	$252,993

Rate Type
Fixed		$846,437	$183,664	3.1 years	4.65%
Variable		595,224	70,885	2.0 years	3.45%
		$1,441,661	$254,549	2.8 years	4.31%

(1) Assumes borrower extension options are exercised.
(2) Assets acquired and mortgage assumed by the Company as part of the transaction with BRE completed in October 2020.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Twelve months ended September 30, 2020	Twelve months ended September 30, 2019
Consolidated
Consolidated net income to SITE	$61,009	$257,544
Interest expense	79,236	89,363
Income taxes, net	691	1,079
Depreciation and amortization	166,700	168,987
Adjustments for non-controlling interests	(733)	(745)
EBITDA	306,903	516,228
Impairments	0	4,300
Reserve of preferred equity interests	22,831	18,991
Gain on sale of joint venture interest	(45,635)	0
Gain on disposition of real estate, net	(1,286)	(216,851)
EBITDAre	282,813	322,668
Separation charges	1,650	0
Equity in net income of JVs	(6,981)	(5,124)
Other expense, net	15,852	16,006
Hurricane property loss	0	135
Business interruption income	0	(885)
Adjustments for non-controlling interests	0	212
JV OFFO (at SITE Share)	23,876	31,402
Adjusted EBITDA (1)	317,210	364,414

Consolidated debt-average	1,805,133	2,109,143
Partner share of consolidated debt-average	(9,402)	(9,567)
Loan costs, net-average	8,357	11,054
Face value adjustments-average	(679)	(1,300)
Cash and restricted cash-average	(41,198)	(19,086)
Average net effective debt	$1,762,211	$2,090,245

Debt/Adjusted EBITDA – Consolidated (2)	5.6x	5.7x

Pro rata including JVs
EBITDAre	299,719	348,849
Adjusted EBITDA	330,890	382,110

Consolidated net debt-average	1,762,211	2,090,245
JV debt (at SITE Share)-average	282,085	307,983
Cash and restricted cash-average	(13,259)	(13,601)
Average net effective debt	$2,031,037	$2,384,628

Debt/Adjusted EBITDA – Pro Rata (2)	6.1x	6.2x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties	Owned GLA	3Q20 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
Madison International DDRM	20%	34	5,363	$13,762		$950,887	$492,888

Blackstone RE Partners
BREDDR III	5%	13	2,814	7,061		405,217	279,986	$41,413	(3)
BREDDR IV	5%	5	1,120	3,445		161,595	124,863	54,715	(4)

Chinese Institutional Investors DTP	20%	10	3,396	9,241		574,911	364,320

State of Utah SAU	20%	11	906	2,565		130,702	56,857

Various Investors Other	Various	4	1,263	3,318		233,277	122,747
Total (5)		77	14,862	$39,392		$2,456,589	$1,441,661	$96,128
Property management fees				1,917	(1)
Assets sold in 3Q2020				97	(1)
Net operating income				$41,406	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of the assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($8.5 million or $1.6 million at SITE's Share) are excluded from above.

(3) Amount is net of $95.8 million valuation allowance and $182.2 million of face value repaid through September 30, 2020.  Face value of $137.2 million including accrued interest of $4.8 million.  The cash dividend rate was 6.5%.  The transaction to terminate the BREDDR III joint venture is expected to close by November 2020, upon satisfaction of various closing conditions including receipt of applicable lender consents. The Company expects to acquire an 100% interest in two properties.

(4) Amount is net of $11.6 million valuation allowance and $20.5 million of face value repaid through September 30, 2020.  Face value of $66.3 million including accrued interest of $2.2 million.  The cash dividend rate was 6.5%.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of two properties in which the Company does not have a material interest, but to which SITE provides property asset management services.  On October 15, 2020, the transaction to terminate the the BREDDR IV joint venture was completed.  The Company acquired a 100% interest in seven properties.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 3Q20		Balance Sheet Pro Rata Adjustments 3Q20
Revenues:		Assets:
Rental Income (2)	$11,448	Land	$100,733
Other income (3)	140	Buildings	293,642
	11,588	Improvements	32,631
Expenses:			427,006
Operating and maintenance	1,636	Depreciation	(116,127)
Real estate taxes	1,824		310,879
	3,460	Construction in progress and land	6,361
Net Operating Income	8,128	Real estate, net	317,240
		Investment in JVs	942
Other Income (expense):		Cash and restricted cash	11,857
Fee income	(639)	Receivables, net	6,784
Interest income	(231)	Other assets, net	15,059
Impairment charges	0	Total Assets	$351,882
Interest expense	(2,937)
Depreciation and amortization	(4,250)	Liabilities and Equity:
Other income (expense), net	(55)	Mortgage debt	$252,993
Income before earnings from JVs	16	Notes payable to SITE	969
Equity in net income of JVs	(250)	Other liabilities	15,414
Basis differences of JVs	191	Total Liabilities	269,376
Gain on disposition of real estate	43	JVs share of equity	70,363
Net income	$0	Distributions in excess of net income	12,143
		Total Equity	82,506
FFO Reconciliation 3Q20		Total Liabilities and Equity	$351,882
Income before earnings from JVs	$16
Depreciation and amortization	4,250
Impairment of real estate	0
Basis differences of JVs	122
FFO at SITE's Ownership Interests	$4,388
OFFO at SITE's Ownership Interests	$4,388

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$9,609
Ground lease minimum rents	471
Recoveries	3,102
Uncollectible revenue	(1,761)
Percentage and overage rent	27
(3) Other Income:
Ancillary and other rental income	134
Lease termination fees	6

SITE Centers Corp.

Unconsolidated Joint Ventures

$ in thousands
Income Statement
	3Q20	3Q19	9M20	9M19
Revenues:
Rental income (1)	$59,276	$102,350	$196,017	$312,752
Other income (2)	743	2,873	2,889	7,154
	60,019	105,223	198,906	319,906
Expenses:
Operating and maintenance	8,776	14,310	29,419	45,045
Real estate taxes	9,837	14,488	32,242	44,296
	18,613	28,798	61,661	89,341

Net operating income	41,406	76,425	137,245	230,565

Other income (expense):
Interest expense	(14,700)	(22,530)	(47,555)	(73,472)
Depreciation and amortization	(23,901)	(36,867)	(77,580)	(113,340)
Impairment charges	0	0	(33,240)	(12,267)
Preferred share expense	(4,626)	(5,544)	(13,710)	(16,487)
Other expense, net	(3,246)	(5,017)	(10,844)	(16,358)
	(5,067)	6,467	(45,684)	(1,359)
Gain (loss) on disposition of real estate, net	319	(440)	9,229	15,205
Net (loss) income attributable to unconsolidated JVs	(4,748)	6,027	(36,455)	13,846
Depreciation and amortization	23,901	36,867	77,580	113,340
Impairment of real estate	0	0	33,240	12,267
(Gain) loss on disposition of real estate, net	(319)	440	(9,229)	(15,205)
FFO	$18,834	$43,334	$65,136	$124,248
FFO at SITE's ownership interests	$4,388	$8,498	$14,529	$24,169
Operating FFO at SITE's ownership interests	$4,388	$8,446	$14,571	$24,163
(1) Rental Income:
Minimum rents	$48,282	$74,381	$152,946	$227,310
Ground lease minimum rents	2,624	4,293	8,618	13,006
Recoveries	15,900	23,835	50,709	72,428
Uncollectible revenue	(7,712)	(574)	(16,918)	(1,278)
Percentage and overage rent	182	415	662	1,286
(2) Other Income:
Ancillary and other rental income	713	1,477	2,839	3,980
Lease Termination fees	30	1,396	50	3,174

Balance Sheet
			At Period End
			3Q20	4Q19
Assets:
Land			$555,215	$895,427
Buildings			1,684,807	2,583,053
Improvements			160,175	233,303
			2,400,197	3,711,783
Depreciation			(580,360)	(949,879)
			1,819,837	2,761,904
Construction in progress and land			56,392	58,855
Real estate, net			1,876,229	2,820,759
Cash and restricted cash			71,807	109,260
Receivables, net			32,720	37,191
Other assets, net			92,085	147,129
Total Assets			$2,072,841	$3,114,339

Liabilities and Equity:
Mortgage debt			1,433,168	1,640,146
Notes and accrued interest payable to SITE			4,863	4,975
Other liabilities			100,254	142,754
Total Liabilities			1,538,285	1,787,875

Redeemable preferred equity			224,029	217,871
Accumulated equity			310,527	1,108,593
Total Equity			534,556	1,326,464
Total Liabilities and Equity			$2,072,841	$3,114,339

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	20	2,312	10.2%	91.6%	$28,600	8.2%	$14.06
2	Chicago-Naperville-Elgin, IL-IN-WI	6	1,182	5.2%	81.0%	24,367	7.0%	$25.81
3	Columbus, OH	8	1,592	7.0%	96.3%	23,964	6.9%	$16.19
4	Boston-Cambridge-Newton, MA-NH	2	1,421	6.3%	93.4%	22,387	6.4%	$25.83
5	Charlotte-Concord-Gastonia, NC-SC	4	1,391	6.2%	97.4%	21,199	6.1%	$16.16
6	Orlando-Kissimmee-Sanford, FL	7	1,229	5.4%	94.8%	20,670	5.9%	$18.65
7	Trenton, NJ	2	1,159	5.1%	93.7%	20,042	5.7%	$19.97
8	Denver-Aurora-Lakewood, CO	6	1,392	6.2%	84.4%	19,937	5.7%	$18.41
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,054	4.7%	95.2%	17,337	5.0%	$21.04
10	Phoenix-Mesa-Scottsdale, AZ	4	878	3.9%	90.7%	14,802	4.2%	$18.75
11	Los Angeles-Long Beach-Anaheim, CA	3	896	4.0%	95.4%	14,625	4.2%	$26.88
12	San Antonio-New Braunfels, TX	3	1,055	4.7%	81.2%	13,871	4.0%	$19.15
13	Cincinnati, OH-KY-IN	3	590	2.6%	89.8%	9,484	2.7%	$17.61
14	Tampa-St. Petersburg-Clearwater, FL	9	701	3.1%	91.2%	9,472	2.7%	$17.34
15	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.9%	100.0%	9,362	2.7%	$21.59
16	Portland-Vancouver-Hillsboro, OR-WA	2	415	1.8%	95.8%	9,052	2.6%	$23.54
17	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.5%	91.5%	8,819	2.5%	$18.03
18	Cleveland-Elyria, OH	2	564	2.5%	90.5%	7,122	2.0%	$14.08
19	Kansas City, MO-KS	2	495	2.2%	85.6%	6,463	1.8%	$14.98
20	Sacramento-Roseville-Arden-Arcade, CA	1	275	1.2%	98.7%	6,015	1.7%	$31.25
	Other	44	2,999	13.3%	94.0%	42,249	12.1%	$16.50
	Total	147	22,587	100.0%	91.9%	$349,839	100.0%	$18.53

SITE Centers Corp.

Top 20 MSA Exposure

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	691	706	$18.33	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
2	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.51	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
3	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.47	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
4	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$21.97	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
5	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		213	244	$17.58	Aldi, Kohl's, Michaels
6	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.10	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
7	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$34.04	Cinemark, H & M, Nike, Restoration Hardware
8	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.51	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
9	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
10	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.33	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
11	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$20.31	The Studio Mix
12	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.56	Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Total Wine & More
13	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		451	545	$14.08	Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
14	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.44	King Soopers, Marshalls, Michaels
15	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		233	642	$19.09	24 Hour Fitness, Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
16	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		127	127	$17.43	Bed Bath & Beyond, The Fresh Market
17	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.32	AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
18	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.39	HomeGoods (U), Stop & Shop, Target (U)
19	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.37	Publix
20	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$7.98	Big Lots, Club 4 Fitness, Indian River Antique Mall, Publix
21	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.99	Publix
22	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.26	Walmart Neighborhood Market
23	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.40	Ross Dress for Less, T.J. Maxx
24	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.18	Dick's Sporting Goods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
25	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.02	Publix
26	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$15.37	Home Depot (U), Jo-Ann, Ross Dress for Less
27	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.40	LA Fitness (U), The Fresh Market
28	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$15.69	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More, Urban Air Trampoline & Adventure Park
29	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.78	Publix, Ross Dress for Less
30	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.62	Bealls Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
31	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.23	Aldi, Athletica Health & Fitness
32	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.59	Publix
33	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$15.03	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
34	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.50	—
35	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$17.12	Academy Sports, Bealls Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$26.30	Nordstrom Rack
37	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$13.80	Badcock Home Furniture &more, dd's Discounts, Ross Dress for Less
38	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.27	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
39	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.90	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
40	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.73	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
41	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.96	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
42	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$15.27	buybuy BABY, Lowe's (U), PetSmart
43	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		222	222	$11.65	Bealls Outlet, Chuck E. Cheese's, Crunch Fitness, Kane Furniture
44	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.48	Pepin Academies, Publix
45	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$26.50	Publix (U), Target (U)
46	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.79	Publix, Walmart (U)
47	Southtown Center	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	100%		44	44	$34.62	—
48	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$16.37	Office Depot (U), Publix
49	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$21.03	Stein Mart
50	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.80	Kroger
51	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.74	Publix
52	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$19.04	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
53	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.82	Publix
54	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.58	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
55	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.23	Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
56	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.64	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
57	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$11.98	Kroger
58	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.57	Publix
59	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.15	Goodwill
60	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$11.55	Bargain Hunt
61	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$12.37	—
62	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.93	Publix, Ross Dress for Less, Stein Mart
63	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.40	Movie Tavern
64	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.75	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
65	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.18	Publix
66	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.74	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
67	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.60	HomeGoods, Kroger, Walmart (U)
68	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$30.66	Mariano's, XSport Fitness
69	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		238	238	$27.56	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
70	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	357	407	$32.49	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
71	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$22.86	Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
72	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.35	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
73	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.48	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$15.09	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
75	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$13.75	Regency Furniture
76	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.59	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
77	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.86	AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
78	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$14.92	Kohl's, Stop & Shop
79	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$15.98	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
80	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$15.48	Burlington, Micro Center, PetSmart, Target, Trader Joe's
81	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
82	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		76	76	$28.83	Whole Foods
83	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.40	Sam's Club (U), Walmart (U)
84	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$24.24	Stop & Shop
85	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.30	Dick's Sporting Goods, Target (U)
86	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		293	293	$13.89	buybuy BABY, Dick's Sporting Goods, Home Depot
87	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
88	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.36	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
89	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		616	1,124	$18.07	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, HomeSense, Michaels, PetSmart, Raymour & Flanigan, Target (U), T.J. Maxx, Wegmans
90	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.42	Home Depot, Super Stop & Shop
91	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$16.46	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
92	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.98	AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Target (U), Value City Furniture
93	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$23.67	Harris Teeter, Marshalls, PetSmart
94	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.72	Stein Mart, The Fresh Market
95	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.94	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
96	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$14.16	Lowes Foods
97	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	211	225	$22.44	Harris Teeter
98	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.91	Lowes Foods
99	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$18.06	—
100	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	251	426	$17.62	Cost Plus World Market, Marshalls, Ross Dress for Less, Target (U)
101	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.19	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
102	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.49	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/ HomeGoods, Michaels, T.J. Maxx, The Fresh Market
103	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.60	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
104	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.50	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
105	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$22.97	Fresh Thyme Farmers Market, HomeSense
106	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.61	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
107	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	106	106	$14.38	Burlington, HomeGoods

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
108	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$12.34	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
109	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.88	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
110	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.77	Ashley Furniture HomeStore, Michaels, PGA Tour Superstore, Staples, Stein Mart, Whole Foods
111	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$17.47	Giant Eagle
112	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.35	Giant Eagle
113	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$11.25	Bed Bath & Beyond, Burlington, Kohl's, Planet Fitness
114	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		318	580	$20.76	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
115	The Blocks	Portland-Vancouver-Hillsboro, OR-WA	Portland	OR	100%		97	97	$32.90	—
116	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$16.25	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
117	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$9.47	Christmas Tree Shops, Home Depot, Jo-Ann
118	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.58	Food Lion, Jo-Ann, Kohl's, Marshalls/HomeGoods
119	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.17	Marshalls, Michaels, Office Depot, T.J. Maxx, Total Wine & More, Walmart (U)
120	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.83	Dick's Sporting Goods, Kohl's
121	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.83	REI, Whole Foods
122	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.87	Kroger
123	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.05	—
124	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$16.19	Best Buy, Ross Dress for Less
125	Vintage Plaza	Austin, TX	Round Rock	TX	100%		41	41	$26.60	—
126	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.96	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
127	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$12.37	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), Target (U), T.J. Maxx, Urban Air Trampoline & Adventure Park
128	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.14	Ross Dress for Less, Target (U)
129	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$22.04	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
130	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.53	Michaels, Stein Mart, The Fresh Market
131	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.60	Barnes & Noble, Regal Cinemas, Skate Nation (U)
132	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.99	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
133	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.55	Kroger
134	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.53	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
135	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$23.54	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
136	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$12.05	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				32,543	43,106
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund

SITE Centers Corp.

Property List (excludes Blackstone acquisition properties)

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.45	Trader Joe's
2	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.68	Safeway
3	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$17.17	24 Hour Fitness, HomeGoods, Marshalls, Ross Dress for Less, Target (U), Ulta Beauty
4	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.24	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
5	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$15.08	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
6	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$18.03	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
7	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	518	$15.26	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
8	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.26	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, HomeGoods, Michaels, PetSmart, T.J. Maxx
9	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
10	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.55	Giant Eagle, HomeGoods, Marshalls, Michaels
11	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.77	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
			Total				2,215	4,060
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III

SITE Centers Corp.

Property List – Blackstone acquisition properties

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

Lease Modification Accounting

•

Elected not to apply lease modification accounting to lease amendments in which the total amount of rent due under the lease is substantially the same and there has been no increase in the lease term.  A majority of the Company’s concession amendments within this category provide for the deferral of rental payments to a later date within the remaining lease term.

•

If abatements are granted as part of a lease amendment, the Company has elected to not treat the abatements as variable rent and instead will record the concession’s impact over the tenant’s remaining lease term on a straight-line basis. Modifications to leases that involve an increase in the lease term have been treated as a lease modification.

•

For those tenants where the Company is unable to assert that collection of amounts due over the lease term is probable, regardless if the Company has entered into a deferral agreement to extend the payment terms, the Company has categorized these tenants on the cash basis of accounting.  As a result, no rental income is recognized from such tenants once they have been placed on the cash basis of accounting until payments are received and all existing accounts receivable relating to these tenants have been reserved in full, including straight-line rental income.  The Company will remove the cash basis designation and resume recording rental income from such tenants during the period earned at such time it believes collection from the tenants is probable based upon a demonstrated payment history or recapitalization event.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings31.5 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Performance Measures
FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

SITE Centers Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI is presented both including and excluding activity associated with development and major redevelopment.  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided herein.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (trailing twelve months), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization for the trailing twelve months and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the average of the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the beginning of the twelve-month period and the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control, all for the trailing twelve months.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Non-GAAP Measures

GLA in thousands
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Shopping Center Summary
Operating Centers – 100%	147	148	148	170	169
Wholly Owned - SITE	69	69	69	69	66
JV Portfolio	78	79	79	101	103

Owned and Ground Lease GLA – 100%	34,758	34,821	34,815	41,972	43,058
Wholly Owned - SITE	19,600	19,594	19,591	19,572	19,392
JV Portfolio – 100%	15,158	15,227	15,224	22,400	23,666
Unowned GLA – 100%	12,408	12,433	12,433	15,077	15,301

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$17.22	$17.22	$17.19	$16.67	$16.52
Base Rent PSF < 10K	$27.27	$27.09	$27.04	$26.48	$26.25
Base Rent PSF > 10K	$14.24	$14.26	$14.24	$13.82	$13.76
Commenced Rate	89.0%	89.9%	89.9%	90.8%	90.9%
Leased Rate	91.4%	92.1%	92.5%	93.6%	93.6%
Leased Rate < 10K SF	82.6%	85.2%	85.7%	86.3%	86.6%
Leased Rate > 10K SF	94.2%	94.3%	94.8%	95.9%	95.8%

Joint Venture (100%)
Base Rent PSF	$15.14	$15.16	$15.10	$14.90	$14.90
Leased Rate	90.5%	91.7%	92.0%	93.4%	92.9%
Leased Rate < 10K SF	81.8%	83.5%	83.8%	85.0%	85.2%
Leased Rate > 10K SF	93.7%	94.7%	94.9%	96.3%	95.4%

SITE Centers Corp.

Portfolio Summary at 100%

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q20	8	18,047	$35.25	$31.06	13.5%	7.7	17	156,919	$15.24	10.2
2Q20	7	72,186	$16.43	$13.13	25.1%	8.6	13	101,870	$19.87	8.8
1Q20	9	26,769	$25.77	$19.68	30.9%	7.6	19	59,616	$26.61	8.9
4Q19	13	40,420	$34.56	$30.02	15.1%	8.4	28	148,577	$24.32	10.2
	37	157,422	$24.83	$20.64	20.3%	8.2	77	466,982	$20.59	9.7

Renewals
3Q20	35	529,664	$17.63	$16.66	5.8%	4.8	35	529,664	$17.63	4.8
2Q20	24	264,130	$15.16	$14.13	7.3%	4.9	24	264,130	$15.16	4.9
1Q20	44	428,852	$18.69	$18.06	3.5%	6.4	44	428,852	$18.69	6.4
4Q19	44	301,773	$20.27	$20.14	0.6%	6.4	44	301,773	$20.27	6.4
	147	1,524,419	$18.02	$17.30	4.2%	5.6	147	1,524,419	$18.02	5.6

New + Renewals
3Q20	43	547,711	$18.21	$17.14	6.2%	5.0	52	686,583	$17.08	5.9
2Q20	31	336,316	$15.43	$13.91	10.9%	5.7	37	366,000	$16.47	6.2
1Q20	53	455,621	$19.10	$18.16	5.2%	6.5	63	488,468	$19.65	6.8
4Q19	57	342,193	$21.96	$21.30	3.1%	6.8	72	450,350	$21.61	7.8
	184	1,681,841	$18.66	$17.62	5.9%	6.0	224	1,991,401	$18.62	6.7

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases (1)
3Q20	95,419	$21.37	$3.43	$2.33	$0.79	$6.55	$14.82	10.2
2Q20	97,270	$19.62	$1.35	$7.72	$0.74	$9.81	$9.81	8.6
1Q20	46,817	$28.68	$3.09	$3.32	$1.58	$7.99	$20.69	8.6
4Q19	71,917	$30.04	$4.98	$3.39	$1.81	$10.18	$19.86	8.7
	311,423	$23.92	$3.13	$4.33	$1.12	$8.58	$15.34	9.1

Renewals
3Q20	529,664	$17.78	$0.00	$0.00	$0.00	$0.00	$17.78	4.8
2Q20	264,130	$15.76	$0.00	$0.00	$0.01	$0.01	$15.75	4.9
1Q20	428,852	$18.99	$0.84	$0.00	$0.06	$0.90	$18.09	6.4
4Q19	301,773	$20.78	$0.75	$0.00	$0.07	$0.82	$19.96	6.4
	1,524,419	$18.36	$0.44	$0.00	$0.04	$0.48	$17.88	5.6

New + Renewals
3Q20	625,083	$18.33	$0.93	$0.63	$0.22	$1.78	$16.55	5.7
2Q20	361,400	$16.80	$0.52	$2.97	$0.29	$3.78	$13.02	6.1
1Q20	475,669	$19.94	$1.11	$0.42	$0.25	$1.78	$18.16	6.7
4Q19	373,690	$22.56	$1.75	$0.81	$0.49	$3.05	$19.51	7.0
	1,835,842	$19.31	$1.08	$1.05	$0.30	$2.43	$16.88	6.3

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q20	4	5,125	$27.79	$30.20	-8.0%	7.2	12	21,696	$20.66	7.9
2Q20	6	12,791	$16.01	$19.06	-16.0%	5.6	9	62,180	$11.30	8.2
1Q20	6	125,650	$11.28	$11.46	-1.6%	8.1	11	169,924	$11.88	9.6
4Q19	13	72,478	$19.15	$17.19	11.4%	8.8	34	300,243	$14.72	9.7
	29	216,044	$14.59	$14.27	2.2%	8.2	66	554,043	$13.70	9.4

Renewals
3Q20	39	578,038	$11.73	$11.17	5.0%	5.0	39	578,038	$11.73	5.0
2Q20	27	454,177	$10.54	$10.19	3.4%	5.0	27	454,177	$10.54	5.0
1Q20	61	306,913	$17.24	$16.97	1.6%	5.8	61	306,913	$17.24	5.8
4Q19	66	565,472	$14.46	$13.87	4.3%	4.9	66	565,472	$14.46	4.9
	193	1,904,600	$13.14	$12.67	3.7%	5.2	193	1,904,600	$13.14	5.2

New + Renewals
3Q20	43	583,163	$11.87	$11.34	4.7%	5.1	51	599,734	$12.06	5.2
2Q20	33	466,968	$10.69	$10.43	2.5%	5.1	36	516,357	$10.63	5.4
1Q20	67	432,563	$15.51	$15.37	0.9%	6.3	72	476,837	$15.33	6.8
4Q19	79	637,950	$14.99	$14.25	5.2%	5.5	100	865,715	$14.55	6.6
	222	2,120,644	$13.29	$12.83	3.6%	5.5	259	2,458,643	$13.27	6.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q20	21,696	$21.89	$2.47	$0.36	$0.75	$3.58	$18.31	7.9
2Q20	62,180	$11.91	$1.76	$0.14	$0.21	$2.11	$9.80	8.2
1Q20	169,924	$12.37	$0.79	$3.82	$0.36	$4.97	$7.40	9.6
4Q19	300,243	$15.24	$2.53	$1.92	$0.62	$5.07	$10.17	9.7
	554,043	$14.25	$1.91	$2.29	$0.51	$4.71	$9.54	9.4

Renewals
3Q20	578,038	$11.87	$0.18	$0.00	$0.00	$0.18	$11.69	5.0
2Q20	454,177	$10.59	$0.00	$0.00	$0.01	$0.01	$10.58	5.0
1Q20	306,913	$17.70	$0.21	$0.01	$0.00	$0.22	$17.48	5.8
4Q19	565,472	$14.66	$0.07	$0.02	$0.00	$0.09	$14.57	4.9
	1,904,600	$13.33	$0.11	$0.01	$0.00	$0.12	$13.21	5.2

New + Renewals
3Q20	599,734	$12.23	$0.31	$0.02	$0.04	$0.37	$11.86	5.2
2Q20	516,357	$10.75	$0.32	$0.03	$0.05	$0.40	$10.35	5.4
1Q20	476,837	$15.80	$0.51	$1.91	$0.18	$2.60	$13.20	6.8
4Q19	865,715	$14.86	$1.33	$1.00	$0.32	$2.65	$12.21	6.6
	2,458,643	$13.54	$0.73	$0.80	$0.18	$1.71	$11.83	6.1

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	25	$285	$11.40	0.1%	22	53	$1,299	$24.51	1.4%	23	78	$1,584	$20.31	0.6%
2020	3	66	646	$9.79	0.3%	38	96	2,771	$28.86	2.9%	41	162	3,417	$21.09	1.2%
2021	38	976	15,207	$15.58	8.0%	154	402	11,279	$28.06	11.7%	192	1,378	26,486	$19.22	9.2%
2022	57	1,682	25,615	$15.23	13.4%	177	486	14,428	$29.69	15.0%	234	2,168	40,043	$18.47	14.0%
2023	71	2,089	29,618	$14.18	15.5%	166	495	14,937	$30.18	15.5%	237	2,584	44,555	$17.24	15.5%
2024	67	2,022	28,803	$14.24	15.1%	157	416	12,876	$30.95	13.4%	224	2,438	41,679	$17.10	14.5%
2025	59	1,633	27,854	$17.06	14.6%	125	361	9,755	$27.02	10.1%	184	1,994	37,609	$18.86	13.1%
2026	34	919	13,441	$14.63	7.0%	64	219	6,851	$31.28	7.1%	98	1,138	20,292	$17.83	7.1%
2027	23	714	12,486	$17.49	6.5%	48	172	4,843	$28.16	5.0%	71	886	17,329	$19.56	6.0%
2028	17	519	7,696	$14.83	4.0%	54	182	5,496	$30.20	5.7%	71	701	13,192	$18.82	4.6%
2029	19	502	9,816	$19.55	5.1%	51	170	5,251	$30.89	5.5%	70	672	15,067	$22.42	5.3%
Thereafter	35	1,085	19,363	$17.85	10.1%	60	227	6,348	$27.96	6.6%	95	1,312	25,711	$19.60	9.0%
Total	424	12,232	$190,830	$15.60	100.0%	1,116	3,279	$96,134	$29.32	100.0%	1,540	15,511	$286,964	$18.50	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	25	285	$11.40	0.1%	18	43	$1,046	$24.33	1.1%	19	68	$1,331	$19.57	0.5%
2020	2	41	521	$12.71	0.3%	31	78	2,302	$29.51	2.4%	33	119	2,823	$23.72	1.0%
2021	11	231	4,369	$18.91	2.3%	101	228	6,684	$29.32	7.0%	112	459	11,053	$24.08	3.9%
2022	10	213	3,781	$17.75	2.0%	96	245	7,144	$29.16	7.4%	106	458	10,925	$23.85	3.8%
2023	5	123	2,515	$20.45	1.3%	85	222	6,383	$28.75	6.6%	90	345	8,898	$25.79	3.1%
2024	10	196	3,328	$16.98	1.7%	83	177	5,854	$33.07	6.1%	93	373	9,182	$24.62	3.2%
2025	10	224	2,900	$12.95	1.5%	71	171	4,871	$28.49	5.1%	81	395	7,771	$19.67	2.7%
2026	7	141	3,167	$22.46	1.7%	54	153	4,711	$30.79	4.9%	61	294	7,878	$26.80	2.7%
2027	12	258	5,146	$19.95	2.7%	64	173	5,664	$32.74	5.9%	76	431	10,810	$25.08	3.8%
2028	20	398	6,011	$15.10	3.1%	71	215	6,730	$31.30	7.0%	91	613	12,741	$20.78	4.4%
2029	10	296	4,324	$14.61	2.3%	59	159	4,755	$29.91	4.9%	69	455	9,079	$19.95	3.2%
Thereafter	326	10,086	154,483	$15.32	81.0%	383	1,415	39,990	$28.26	41.6%	709	11,501	194,473	$16.91	67.8%
Total	424	12,232	$190,830	$15.60	100.0%	1,116	3,279	$96,134	$29.32	100.0%	1,540	15,511	$286,964	$18.50	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	33	74	$1,707	$23.07	2.3%	33	74	$1,707	$23.07	0.9%
2020	8	279	2,279	$8.17	2.1%	33	60	1,677	$27.95	2.2%	41	339	3,956	$11.67	2.2%
2021	36	1,184	14,432	$12.19	13.3%	188	424	10,728	$25.30	14.4%	224	1,608	25,160	$15.65	13.7%
2022	46	1,303	15,312	$11.75	14.1%	184	481	11,482	$23.87	15.4%	230	1,784	26,794	$15.02	14.6%
2023	46	1,208	14,532	$12.03	13.3%	187	502	11,898	$23.70	16.0%	233	1,710	26,430	$15.46	14.4%
2024	52	1,774	19,145	$10.79	17.6%	174	474	11,671	$24.62	15.7%	226	2,248	30,816	$13.71	16.8%
2025	36	1,051	13,591	$12.93	12.5%	130	356	7,963	$22.37	10.7%	166	1,407	21,554	$15.32	11.8%
2026	25	726	7,399	$10.19	6.8%	48	176	4,145	$23.55	5.6%	73	902	11,544	$12.80	6.3%
2027	11	222	3,584	$16.14	3.3%	38	119	3,372	$28.34	4.5%	49	341	6,956	$20.40	3.8%
2028	14	374	4,536	$12.13	4.2%	38	108	3,350	$31.02	4.5%	52	482	7,886	$16.36	4.3%
2029	9	294	3,547	$12.06	3.3%	48	149	3,730	$25.03	5.0%	57	443	7,277	$16.43	4.0%
Thereafter	18	757	10,497	$13.87	9.6%	37	111	2,827	$25.47	3.8%	55	868	13,324	$15.35	7.3%
Total	301	9,172	$108,854	$11.87	100.0%	1,138	3,034	$74,550	$24.57	100.0%	1,439	12,206	$183,404	$15.03	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	27	62	$1,356	$21.87	1.8%	27	62	$1,356	$21.87	0.7%
2020	1	30	330	$11.00	0.3%	27	43	1,276	$29.67	1.7%	28	73	1,606	$22.00	0.9%
2021	4	93	1,204	$12.95	1.1%	129	269	7,003	$26.03	9.4%	133	362	8,207	$22.67	4.5%
2022	8	199	2,483	$12.48	2.3%	112	250	5,916	$23.66	7.9%	120	449	8,399	$18.71	4.6%
2023	6	81	1,381	$17.05	1.3%	125	297	7,162	$24.11	9.6%	131	378	8,543	$22.60	4.7%
2024	5	74	980	$13.24	0.9%	107	274	6,756	$24.66	9.1%	112	348	7,736	$22.23	4.2%
2025	10	164	2,584	$15.76	2.4%	89	211	4,437	$21.03	6.0%	99	375	7,021	$18.72	3.8%
2026	5	87	1,339	$15.39	1.2%	61	148	3,383	$22.86	4.5%	66	235	4,722	$20.09	2.6%
2027	7	149	1,703	$11.43	1.6%	63	168	4,711	$28.04	6.3%	70	317	6,414	$20.23	3.5%
2028	6	131	1,819	$13.89	1.7%	65	184	4,750	$25.82	6.4%	71	315	6,569	$20.85	3.6%
2029	13	306	3,281	$10.72	3.0%	70	179	4,663	$26.05	6.3%	83	485	7,944	$16.38	4.3%
Thereafter	236	7,858	91,750	$11.68	84.3%	263	949	23,137	$24.38	31.0%	499	8,807	114,887	$13.04	62.6%
Total	301	9,172	$108,854	$11.87	100.0%	1,138	3,034	$74,550	$24.57	100.0%	1,439	12,206	$183,404	$15.03	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Leasing Expirations

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC